                                                                Exhibit 23.1


                               [D&T LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of HealthCare COMPARE Corp. on Form S-8 of our reports, dated February 13,
1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of the HealthCare COMPARE Corp. for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP
Chicago, Illinois

September 14, 1995

                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Thomas J. Pritzker


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             James C. Smith


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Ronald H. Galowich


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                                             /s/ Robert J. Becker
                                             -----------------------------------
                                             Robert J. Becker, M.D.


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Michael J. Boskin, Ph.D


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Daniel Brunner


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             J. Patrick Foley


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Burton W. Kanter


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                                             /s/ Robert S. Colman
                                             -----------------------------------
                                             Robert S. Colman


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             David Simon


Dated:  September ___, 1995

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Joseph
E. Whitters, Ronald H. Galowich and William M. Holzman and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1995 Stock Option Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             ___________________________________
                                             Joseph E. Whitters


Dated:  September ___, 1995